SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K

                                  ------------


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 30, 1996


                        CADMUS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



           Virginia                      0-12954                54-1274108
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)



6620 West Broad Street, Suite 240, Richmond, Virginia             23230
     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code        (804) 287-5680
                                                          --------------

Item 5.       Other Events.

On September 30, 1996, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99 with respect to the sale of all the outstanding capital stock of Tuff Stuff Publications, Inc.
which constituted its Consumer Publishing division.





Item 7.       Exhibits.

         Exhibit 99                 Press Release

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 3, 1996.


                                            CADMUS COMMUNICATIONS CORPORATION


                                      By:     /s/ C.Stephenson Gillispie, Jr.
                                              C. Stephenson Gillispie, Jr.
                                              Chairman, President, and
                                              Chief Executive Officer

                                  Exhibit Index


         Exhibit


99       Press Release